Exhibit 10.11
FORBEARANCE AGREEMENT

This Forbearance Agreement ("Forbearance Agreement") is made and entered into as of this 3 day of January, 2008 by and between LASALLE BANK NATIONAL ASSOCIATION ("Lender"), and THE EXPERIENTIAL AGENCY, INC., an Illinois corporation (the "Borrower").

A.            Lender extended a certain loan facility to the Borrower pursuant to that certainBusiness Loan Agreement dated August 27, 2007 ("Loan Agreement") as evidenced by thatcertain Promissory Note dated August 27, 2007 in the original principal amount of $867,000.

B.            Borrower's obligations under the Loan Agreement and Promissory Note aresecured by a lien in favor of Lender on all assets of Borrower as provided for in that certain Commercial Security Agreement dated September 28, 2004 ("Security Agreement").

C.            Borrower's obligations under the Loan Agreement, Promissory Note and SecurityAgreement (collectively, "Loan Documents") are guaranteed by XA Inc., the parent corporationof Borrower, pursuant to that certain Commercial Guaranty dated August 27, 2007 ("Guaranty").

D.            In connection with certain financial accommodations entered into between Parentand certain Junior Lenders (as referenced on Schedule 1attached hereto) ("Junior Lenders"),Borrower granted a security interest in its assets to the Junior Lenders to secure the Parent'sobligations to the Junior Lenders arising from such financial accommodations ("Parent FinancialAccommodations").

E.            In consideration for Lender consenting to the Borrower's grant of securityinterests  in  its  assets  to  the Junior  Lenders  in  connection  with  the  Parent  Financial Accommodations, each Junior Lender, for the benefit of Lender, entered into the SubordinationAgreements referenced on Schedule 1attached hereto. (''Subordination Agreements").

F.            All outstanding principal and accrued interest owed under the Promissory Notewas due and payable on December 1, 2007, and remains unpaid.

G.            Borrower has certain financial covenants under the Loan Documents,  andBorrower has not satisfied such financial covenants.

H.             Borrower is in default under the Loan Documents and certain Events of Default have occurred and are continuing under the Loan Documents;

I.               Borrower has requested that Lender forbear from exercising its rights and remedies under the Loan Documents; and

J.              Bank is willing to forbear until June 1, 2008 ("Forbearance Period") to enforce its rights and remedies under the Loan Documents, conditioned upon the prompt and full performance of the terms and conditions set forth herein.

NOW THEREFORE, Lender reserves at its sole option and discretion all rights and remedies available to it under the Loan Documents, and applicable law, including but not limitedto its rights to foreclose on any collateral (the "Collateral") securing the Note. Without waiving any such rights and remedies, however, and without waiving any defaults, Lender is willing to forbear from exercising certain of its rights and remedies, but only upon terms and conditions described below. All terms not defined herein shall have the same meaning as they have in the Loan Documents.

1.            Borrower shall pay to Bank upon execution of this Forbearance Agreement,$100,000 in readily available funds which will reduce the amount of principal on the Note to $738,000.00.

2.            Borrower shall enter into a new note in the amount of $738,000.00 as set forth inExhibit "B" hereto.

3.            Bank acknowledges that Junior Lenders may loan to Borrower the $100,000.00referenced in Paragraph 1. hereinabove and may loan additional funds to Borrower from time totime ("Junior Loans").   The Junior Lenders and Borrower acknowledge and agree that theseJunior Loans remain subordinate to the Bank's Senior Debt as set forth in the existingSubordination Agreements among Bank, Borrower and the Junior Lenders.

4.            Borrower shall provide to Bank weekly Accounts Receivable Aging Reports inform and substance reasonably satisfactory to Bank.

5.            Interest on the $738,000.00 Note shall continue to accrue monthly on the existingprincipal balance as set forth in the note,

6.            Inaddition to making monthly initial payments and meeting its other obligations,Borrower shall make principal payments under the Note as follows:

a.            $10,000 on March 1, 2008
b.            $10,000 on April 1, 2008
c.            $10,000 on May 1, 2008

7.            Borrower, Guarantors and Junior Lenders will execute a General Release as setforth in Exhibit "A"hereto as an additional inducement to Bank.

8.            Borrower acknowledges, agrees, warrants and represents that:

a.        As of January 3, 2008, the current balance on the Note (not including attorneys fees, expenses and other charges) was as follows:

Principal	$837,904.00
Interest to January 3, 2008	$6,674.14
Late Charges	$1,582.71
Costs and Expenses	$0
$846,160.85

b.           The Note is valid, binding and an enforceable obligation of Borrower toBank. Borrower has no claims, counterclaims, rights of setoff or defenses with respect to theNote, to any of its obligations under the Loan Documents (the "Obligations"), or to the Bank'sexercise of any right or remedy available to it under the terms of the Loan Documents, thisForbearance Agreement or applicable law.

c.           The security interests and pledges that Borrower granted to Bank in theLoan Documents to secure the Note are valid, binding, and enforceable, remain first and validsecurity interests in the Property and other respective collateral, and are hereby reaffirmed.

d.           The Event of Defaults under the Loan Documents have occurred and arematerial. No notice or cure periods apply to the Defaults.

e.           The Bank is entitled to demand immediate payment of the Note, and immediate  performance  of the  Obligations  under  the  Loan  Documents,  without  setoff, counterclaim or defense.

f.           The Bank has not waived any: of the Defaults which may occur in thefuture, or any of its rights to payment of the Note or Borrower's performance of the Obligations.   Nothing herein shall be construed as any such waiver.

g.           All   of  Borrower's   and   Guarantors'   agreements,   acknowledgments,warranties and representations contained in this Forbearance Agreement are material to Bank'swillingness to enter into this Forbearance Agreement.

9.           As an inducement to Bank to enter into this Forbearance Agreement, Borrower,Guarantors and Junior Lenders agree to execute the General Release, a copy of which is attachedhereto as Exhibit "A".In addition, Borrower and Guarantors waive and affirmatively agree notto allege, assert or otherwise pursue any claim, defense, affirmative defense, counterclaim causeof action, setoff or other right that they may have, as of the date hereof, against Bank, whetherknown or unknown, including but not limited to any contest of (i) the existence and materialityof the Defaults, (ii) the enforceability, applicability or validity of any provisions of the LoanDocuments, or the enforcement or validity of the terms and provisions set forth herein, (iii)Bank's right to demand immediate payment of the Notes, and performance of the Obligations inthe event of borrower's default of the Forbearance Agreement, (iv) Bank's right to all rents, issues,   profits,   products   and  proceeds   from  the  Property,   (v)   the   existence,   validity,enforceability or perfection of security interests granted to Bank in the Loan Documents or hereunder in any of the collateral, whether real or personal property, tangible or intangible property, or any right or other interest, now or hereafter arising, (vi) the conduct of the Bank in administering the financial arrangements between Borrower and Bank, or (vii) any legal fees and expenses incurred by Bank and charged to Borrower under this Forbearance Agreement and/or the Loan Documents.

10.           Borrower shall pay all reasonable legal fees and expenses incurred by the Bank in connection with the Defaults and this Forbearance Agreement, including those relating to drafting and negotiating this Forbearance Agreement, and the costs of judgment, tax lien, U.C.C., title and other searches conducted by the Bank or its agents in Illinois. Borrower shall pay these fees and expenses within 10 business days of Bank's demand. If not timely paid, such fees and expenses shall be added to and constitute a part of the Note.

11.            Subject to the terms and conditions of the Loan Documents and this Forbearance Agreement and in the absence of any additional default, Bank will forbear from exercising only those rights and remedies under the Loan Documents which it has not already exercised and which are triggered exclusively by Events of Default/Acceleration, and only for the period from the date of this Forbearance Agreement through the Forbearance Period.    The Forbearance Period will terminate, and all liabilities under the Note will become immediately due and payable to the Bank (if not already so due), and after the Forbearance Period Bank has no obligation of(a) providing additional forbearance to Borrower beyond that described herein (b) renewing the loan Documents, or (c) offering Borrower any new credit facility after the Forbearance Period.

12.            This Forbearance Agreement shall not be considered accepted and agreed to by Borrower or binding upon Bank, unless and until Borrower and Guarantors have executed this Agreement and returned it to Bank as described below.

13.            Borrower and Guarantors agree to execute such other agreements, instruments and documents as Bank may reasonably request to perfect or continue the perfection of the security interests granted in the Loan Documents or hereunder.

14.            This Forbearance Agreement may be executed in multiple counterparts, all of which, when taken together, shall constitute one document.

15.            BORROWER  AND   GUARANTORS  ACKNOWLEDGE,   CONSENT  AND AGREE  THAT  LASALLE  BANK NATIONAL ASSOCIATION  UNDER  THE  LOAN DOCUMENTS, GUARANTY AND SUBORDINATION AGREEMENTS.

16.            BORROWER,     GUARANTORS     AND     JUNIOR     LENDERS     AFTER CONSULTING OR HAVING HAD OPPORTUNITY TO CONSULT WITH COUNSEL KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED ON OR ARISING OUT OF THIS   FORBEARANCE  AGREEMENT,   THE   LOAN   AGREEMENT,   ANY   OF   THE TRANSACTIONS CONTEMPLATED BY THE FORBEARANCE AGREEMENT OR THE LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS OR ACTIONS BETWEEN THEM AND BANK (COLLECTIVELY, "CLAIMS").   BORROWER AND GUARANTORS SHALL NOT SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

17.            IN   ANY   LITIGATION   CONCERNING   CLAIMS,   BORROWER   AND GUARANTORS AGREE AND CONSENT TO VENUE IN, AND VOLUNTARILY AND INTENTIONALLY   WAIVE   THEIR   RIGHT TO   HAVE   THE   VENUE   FOR   SUCH LITIGATION  IN ANY  COURT  OTHER THAN,  THE  CIRCUIT  COURT  OF  COOK COUNTY, ILLINOIS OR THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS, EASTERN DIVISION (COLLECTIVELY, THE "AGREED VENUES"). BORROWER AND GUARANTORS AGREE THAT, IN THE EVENT THEY COMMENCE ANY LITIGATION AGAINST BANK CONCERNING THE CLAIMS, THEY WILL ONLY COMMENCE SUCH LITIGATION IN THE AGREED VENUES, AND THAT, TO THE EXTENT THEY COMMENCE SUCH LITIGATION IN A DIFFERENT VENUE, THEY WILL CONSENT TO (AND THEY WAIVE ANY OBJECTIONS TO) A MOTION BY BANK TO CHANGE VENUE TO THE AGREED VENUES. FURTHER, BORROWER AND GUARANTORS WAIVE ANY RIGHT THEY MAY HAVE TO FILE A MOTION TO CHANGE VENUE FROM THE AGREED VENUES IN THE EVENT THAT LITIGATION CONCERNING THE CLAIMS IS PENDING IN EITHER OF THE AGREED VENUES.

18.            Failure of Borrower to have executed and delivered to Bank a copy of this Forbearance Agreement, by 12:00 p.m. on January 7, 2008, will be deemed a rejection of this offer and refusal to comply with the terms and conditions set forth above. In that event, Bank may immediately commence and exercise all rights and remedies available to it and applicable law against Borrower and the Collateral.

IN WITNESS WHEREOF, the parties have signed, sealed and delivered this Agreement as of the day and year first above written.

Borrower acknowledges and agrees to the terms and conditions set forth herein.

LASALLE BANK NATIONAL ASSOCIATION	THE EXPERIENTIAL AGENCY, INC.
By: /s/ Michael D. Smith Title: SVP & Reg. Rep. Its:____________________ Name: Michael D. Smith	By: /s/ Joseph Wagner Title: CEO Its:__________________ Name: Joseph Wagner

GUARANTOR

Agreed and consented to this Forbearance Agreement by the undersigned as guarantor, and it hereby ratifies and confirms its obligations to LaSalle Bank National Association under the Commercial Guaranty dated August 27, 2007.

XA INC.
By:/s/ Joseph Wagner
Name: Joseph Wagner
Title: CEO

JUNIOR LENDERS:

Agrees and consented to this Forbearance Agreement by the undersigned as Junior Lenders, and we ratify and confirm our obligations to LaSalle Bank National Association under our respective Subordination Agreements

SANDS BROTHERS VENTURE CAPITAL, LLC
By: /s/ Scott Baily
Name: Scott Baily
Title:COO

SANDS BROTHERS VENTURE CAPITAL II, LLC
By: /s/ Scott Baily
Name: Scott Baily
Title:COO

SANDS BROTHERS VENTURE CAPITAL III, LLC
By: /s/ Scott Baily
Name: Scott Baily
Title:COO

SANDS BROTHERS VENTURE CAPITAL IV, LLC
By: /s/ Scott Baily
Name: Scott Baily
Title:COO

KATE & ADAM BRIDGE PARTNERS, L.P.
By: /s/ Scott Baily
Name: Scott Baily
Title:COO

VISION OPPORTUNITY MASTER FUND, LTD.
By: /s/ Adam Benowitz
Name: Adam Benowitz
Title: CEO

/s/ G. Chris Andersen
G. Chris Andersen

/s/ Paul M. Higbee
Paul M. Higbee

EXHIBIT A

GENERAL RELEASE

KNOW ALL MEN BY THESE PRESENTS, THAT the Undersigned, (the "Releasor"), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, for: (i) themselves, (ii) any parent, affiliate or subsidiary thereof, (iii) any partnership or joint venture of which any person or entity comprising any of the Releasors (or any parent, affiliate or subsidiary thereof) is a partner, (iv) any person or entity owning the beneficial interest in the trust, any parent, affiliate or subsidiary thereof or any partnership or joint venture of which such person or entity (or any parent, affiliate or subsidiary thereof), is a partner, and (v) the respective partners, officers, directors, shareholders, heirs, legal representatives, legatees, successors and assigns of all of the foregoing persons and entities, hereby release and forever discharge LaSalle Bank National Association ("Bank"), its past, present and future shareholders, successors, assigns, officers, directors, agents, attorneys and employees together with their respective heirs, legal representatives, legatees, successors, and assigns, of and from all actions, claims demands, damages, debts, losses, liabilities, indebtedness, causes of action either at law or in equity and obligations of whatever kind or nature, whether known or unknown, direct or indirect, new or existing, by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this General Release arising out of or relating to any matter or thing whatsoever, including without limitation, the claims asserted or which could have been asserted by the Releasors in connection with loans to Borrower.

It is acknowledged that Releasor has read this General Release and consulted counsel before executing same; that Releasor has relied upon its own judgment and that of its counsel in executing this General Release and have not relied on or been induced by any representation, statement or act by any other party referenced to herein which is not referred to in this instrument; that the Releasor enters into this General, Release and Covenant voluntarily, with full knowledge of its significance; and that this General Release is in all respects complete and final.

If any term or provision of this General Release or the application thereof to any person, entity or circumstance shall, to any extent, be held invalid and/or unenforceable by a court of competent jurisdiction, the remainder of this General Release, or the application of such term of provisions to persons, entities or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of the General Release shall be valid and be enforced to the fullest extent permitted by law.

Exhibit A-1

IN WITNESS WHEREOF, the Releasor has caused this General Release to be executed on December      , 2007.

RELEASOR:

XA INC., as Guarantor	THE EXPERIENTIAL AGENCY, INC
By: /s/ Joseph Wagner Name: Joseph Wagner Its: CEO	By: /s/ Joseph Wagner Name: Joseph Wagner Its: CEO

Exhibit A-2

SCHEDULE 1
SUBORDINATION AGREEMENTS
SUBORDINATION AGREEMENT dated as of August ____ , 2006 (the "Subordination Agreement") is executed by and among Sands Brothers Venture Capital LLC, Sands Brothers Venture Capital II LLC, Sands Brothers Venture Capital III LLC, Sands Brothers Venture Capital IV LLC and Katie & Adam Bridge Partners, L.P. (each a "Junior Lender and collectively, the "Junior Lenders"), whose address is 90 Park Avenue, 31st Floor, New York, NY 10016, LASALLE BANK NATIONAL ASSOCIATION, a national banking association (the "Senior Lender'), whose address is 135 South LaSalle Street, Chicago, Illinois 60603, and THE EXPERIENTIAL AGENCY, INC., an Illinois corporation (the "Borrower"), whose address is 875 North Michigan Avenue, Suite 2626, Chicago, Illinois 60611.

SUBORDINATION AGREEMENT dated as of October 17, 2006 (the "Subordination Agreement") is executed by and among VISION OPPORTUNITY MASTER FUND, LTD, (the "Junior Lender"), whose address is 20 West 55* Street, 5th Floor, New York, New York, 10019-5373 and LASALLE BANK NATIONAL ASSOCIATION, a national banking association (the "Senior Lender'), whose address is 135 South LaSalle Street, Chicago, Illinois 60603, and THE EXPERIENTIAL AGENCY, INC., an Illinois corporation (the "Borrower"), whose address is 875 North Michigan Avenue, Suite 2626, Chicago, Illinois 60611.

SUBORDINATION AGREEMENT DATED AS OF October 17, 2006 ("the Subordination Agreement") is executed by and among G. CHRIS ANDERSEN AND PAUL M. HIGBEE (collectively, "the "Junior Lender"), whose addresses are 430 Park Avenue, Suite 701, New York, New York, 10022 and 175 Elmsley Ct.,. Ridgewood, New Jersey 07450, LASALLE BANK NATIONAL ASSOCIATION, a national banking association (the "Senior Lender'), whose address is 135 South LaSalle Street, Chicago, Illinois 60603, and THE EXPERIENTIAL AGENCY, INC., an Illinois corporation (the "Borrower"), whose address is 875 North Michigan Avenue, Suite 2626, Chicago, Illinois 60611.

Schedule 1